SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2003

July 1, 2003

                           Structured Products Corp.
                           -------------------------

             (Exact name of registrant as specified in its charter)


Delaware                33-55860/   13-3692801
--------                --------    ----------
                        33-357357/  33-389080
                        --------    ---------
(State or other         (Commission (IRS Employer
jurisdiction of         File        Identification
incorporation or        Number)     Number)
organization)

388 Greenwich Street, New York, New York                   10013
----------------------------------------------------------------
(Address of principal  executive  offices)             (Zip Code)
Registrant's telephone number including area code  (212) 816-7496.
                                                   --------------

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Item 1.    Changes in Control of Registrant.

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           Not Applicable.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report  with   respect  to  the  June  30,  2003
                    Distribution Date for the CorTS Trust for BankAmerica Institutional Capital B

               2.   Trustee's   Report   with   respect  to  the  July  1,  2003
                    Distribution Date for the Credit Enhanced CorTS Trust for Aon Capital A

               3.   Trustee's   Report   with   respect  to  the  July  1,  2003
                    Distribution Date for the CorTS Trust II for Aon Capital A

               4.   Trustee's   Report   with   respect  to  the  July  1,  2003
                    Distribution Date for the CorTS Trust III for Aon Capital A

               5.   Trustee's   Report   with   respect  to  the  July  1,  2003
                    Distribution Date for the CorTS Trust III for First Union Institutional Capital II

 Item 8.   Change in Fiscal Year


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


           Not Applicable.

Item 9.    Regulation FD Disclosure

           Not Applicable.



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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         By:  /s/ John W. Dickey

                                         --------------------------------
                                         Name:   John W. Dickey
                                         Title:  Authorized Signatory









July 9, 2003


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

EXHIBIT INDEX


Exhibit                                                         Page
-------                                                         ----

   1    Trustee's Report with respect to the June 30,            5
        2003 Distribution Date for the CorTS Trust for
        BankAmerica Institutional Capital B

   2    Trustee's Report with respect to the July 1, 2003        6
        Distribution Date for the Credit Enhanced CorTS
        Trust for Aon Capital A

   3    Trustee's Report with respect to the July 1, 2003        7
        Distribution Date for the CorTS Trust II for Aon
        Capital A

   4    Trustee's Report with respect to the July 1, 2003        8
        Distribution Date for the CorTS Trust III for Aon
        Capital A

   5    Trustee's Report with respect to the July 1, 2003        9
        Distribution Date for the CorTS Trust III for
        First Union Institutional Capital II

                                   Exhibit 1

To the Holders of:
CorTS Trust for BankAmerica Institutional Capital B
7.0% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22081X202     Class:A
*CUSIP:  22081XAA1     Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for BankAmerica Institutional Capital B, hereby gives notice with respect to the Distribution Date of June 30, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

         Class       Principal     Interest      Total Distribution
         -----       ---------     --------      ------------------
         A           $ 0.000000    $ 0.875000    $ 0.875000
         B           $ 0.000000    $ 3.500000    $ 3.500000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $25,000,000 aggregate principal amount of BankAmerica Institutional Capital B 7.7% Capital Securities, Series B due December 31, 2026 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,000,000 Class A Certificates representing $25,000,000 aggregate Certificate Principal Balance and $25,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                   Exhibit 2

To the Holders of:
Credit Enhanced CorTS Trust for Aon Capital A
8.205% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22532R101

U.S. Bank Trust National Association, as Trustee for the Credit Enhanced CorTS Trust for Aon Capital A, hereby gives notice with respect to the Distribution Date of July 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

         Principal      Interest       Total Distribution
         ---------      --------       ------------------
         $ 0.000000     $ 1.025625     $ 1.025625

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $40,170,000 aggregate principal amount of Aon Capital A 8.205% Capital Securities due January 1, 2027 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,606,800 Certificates representing $40,170,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                   Exhibit 3

To the Holders of:
CorTS Trust II for Aon Capital A
7.75% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22081V206     Class:A
*CUSIP:  22081VAA5     Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Aon Capital A, hereby gives notice with respect to the Distribution Date of July 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

         Class       Principal     Interest      Total Distribution
         -----       ---------     --------      ------------------
         A           $ 0.000000    $ 0.968750    $ 0.968750
         B           $ 0.000000    $ 2.275000    $ 2.275000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $25,250,000 aggregate principal amount of Aon Capital A 8.205% Capital Securities due January 1, 2027 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,010,000 Class A Certificates representing $25,250,000 aggregate Certificate Principal Balance and $25,250,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                            Exhibit 4

To the Holders of:
CorTS Trust III for Aon Capital A
7.75% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22082C207     Class:A
*CUSIP:  22082CAA6     Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for Aon Capital A, hereby gives notice with respect to the Distribution Date of July 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

         Class       Principal     Interest      Total Distribution
         -----       ---------     --------      ------------------
         A           $ 0.000000    $ 0.968750    $ 0.968750
         B           $ 0.000000    $ 2.275000    $ 2.275000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $30,000,000 aggregate principal amount of Aon Capital A 8.205% Capital Securities due January 1, 2027 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,200,000 Class A Certificates representing $30,000,000 aggregate Certificate Principal Balance and $30,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                            Exhibit 5

To the Holders of:
CorTS Trust III for First Union Institutional Capital II
7.5% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22081M206     Class:A
*CUSIP:  22081MAA5     Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for First Union Institutional Capital II, hereby gives notice with respect to the Distribution Date of July 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

         Class       Principal     Interest      Total Distribution
         -----       ---------     --------      ------------------
         A           $ 0.000000    $ 0.468750    $ 0.468750
         B           $ 0.000000    $ 1.750000    $ 1.750000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $40,777,000 aggregate principal amount of First Union Institutional Capital II 7.85% Capital Securities due January 1, 2027 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,631,080 Class A Certificates representing $40,777,000 aggregate Certificate Principal Balance and $40,777,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.


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